                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        October 28, 1997
                                                      ----------------------

                                CVF CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    Nevada
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          0-29266                                         87-0429335
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 (COMMISSION FILE NUMBER)                     (IRS EMPLOYER IDENTIFICATION NO.)

  300 International Drive, Suite 100, Williamsville, New York           14221
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                                (716) 626-3044
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                   CVF Corp.
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                                    FORM 8-K
                                CVF CORPORATION

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)(1) The engagement of Registrant's principal accountant to audit Registrant's financial statements, Feldman Radin & Co., P.C. ("FR & Co."), has been terminated effective October 28, 1997.

         (i) FR & Co. was dismissed effective October 28, 1997.

         (ii) FR & Co.'s report on the Registrant's financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The decision to change accountants was approved by Registrant's Board of Directors.

         (iv) During the Registrant's two most recent fiscal years and any subsequent period preceding such dismissal, there were no disagreements with FR & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of FR & Co., would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         (v) None of the events described in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred within Registrant's two most recent fiscal years and any subsequent period preceding FR & Co.'s dismissal.

     (2) Effective October 28, 1997, Registrant has engaged Ernst & Young as its principal accountant to audit Registrant's financial statements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 1997                         CVF CORPORATION
     ------------------                    ------------------------
                                                 (Registrant)

                                           By: /s/ Jeffrey I. Dreben
                                               -----------------------------
                                               Jeffrey I. Dreben
                                               President and Chief Executive
                                               Officer


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                                 EXHIBIT INDEX

                                                          SEQUENTIALLY
EXHIBIT NO.                   DESCRIPTION                 NUMBERED PAGE
-----------                   -----------                 -------------
     1                  Letter from Feldman Radin &             5
                        Co., P.C. pursuant to
                        Item 304(a)(3) of
                        Regulation S-K











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